UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 22, 2011

DPAC Technologies Corp.

(Exact Name of Registrant as Specified in Its Charter)

California	0-14843	33-0033759
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5675 Hudson Industrial Parkway, Hudson, Ohio		16056
(Address of Principal Executive Offices)		(Zip Code)

(800) 553-1170

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

(1) On June 22, 2011, DPAC Technologies Corp., a California corporation (the “Company”) and its wholly owned subsidiary, QuaTech, Inc., an Ohio corporation (“QuaTech”) entered into a Fifth Amendment to Credit Agreement (the “Amendment”), effective as of June 14, 2011, to the Credit Agreement dated January 30, 2008 (the “Credit Agreement”) among the Company, QuaTech and Fifth Third Bank, an Ohio banking corporation (“Bank”). The material terms of the Credit Agreement were previously reported in the Company’s current reports on Form 8-K filed with the Securities and Exchange Commission on February 5, 2008 (the “February 5, 2008 Current Report”), April 5, 2010 (the “April 5, 2010 Current Report”), September 20, 2010 (the “September 20, 2010 Current Report”) and March 31, 2011 (the “March 31, 2011 Current Report”).

Pursuant to the Amendment, the Credit Agreement has been amended to extend the maturity date to September 5, 2011. The other modifications to the Credit Agreement relating to the maximum amount that the Company and QuaTech may borrow and the interest rates applicable to such borrowings previously reported in the April 5, 2010 Current Report are unchanged by the most recent amendment.

In connection with the Amendment, the Company must pay to the Bank an extension fee of $32,500, of which $7,500 was paid in connection with the signing of the Amendment and the remainder of which ($25,000) is due not later than September 5, 2011 (though the second installment is not required to be paid if the outstanding balance under the Credit Agreement is paid in full prior to September 5, 2011).

Additionally, the Bank waived certain existing events of default under specified provisions of the Credit Agreement, but reserved its rights under other provisions of the Credit Agreement with respect to certain continuing events of default, which include the failure to repay the amounts due under the Credit Agreement and the acquisition of certain assets from Socket Mobile, Inc. (as reported by the Company in its Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 30, 2009) without the Bank’s consent. Thus, the Bank has reserved its rights under the default provisions of the Credit Agreement, as amended, with respect to such events of default. All other terms and conditions of the Credit Agreement remain unchanged by the Amendment.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment to the Credit Agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and by reference to the Credit Agreement previously filed as Exhibit 10.3 to the February 5, 2008 Current Report, and Exhibits 10.1 to the April 5, 2010 Current Report, September 20, 2010 Current Report and March 31, 2011 Current Report, which are hereby incorporated by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 10.1	Fifth Amendment to Credit Agreement, by and among DPAC Technologies Corp., QuaTech, Inc. and Fifth Third Bank, dated as of June 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DPAC TECHNOLOGIES CORP.
(Registrant)

Date: June 24, 2011	By:	/s/ Stephen J. Vukadinovich
Stephen J. Vukadinovich
Chief Financial Officer & Secretary